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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 14, 2002

                        ENSTAR INCOME PROGRAM IV-1, L.P.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                                     Georgia
                                     -------
                 (State or other jurisdiction of incorporation)

       000-15705                                        58-1648322
       ---------                                        ----------
(Commission File Number)                   (IRS Employer Identification No.)

                      c/o Enstar Communications Corporation
                      --------------------------------------
               12405 Powerscourt Drive, St. Louis, Missouri 63131
               (Address of principal executive offices) (Zip Code)

                                 (314) 965-0555
                                 --------------
              (Registrant's telephone number, including area code)
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective June 14, 2002, the Sole Director of Enstar Income Program IV-1, L.P. (the "Partnership") dismissed Arthur Andersen LLP ("Arthur Andersen") as the Partnership's independent public accountants and engaged KPMG LLP ("KPMG") to serve as its independent public accountants for the fiscal year 2002.

Arthur Andersen's audit reports on the Partnership's financial statements for each of the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Partnership's two fiscal years ended December 31, 2001 and 2000 and the subsequent interim period through June 14, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on the Partnership's financial statements for such years, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Partnership provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Arthur Andersen's letter, dated June 14, 2002, stating its agreement with such statements.

In the years ended December 31, 2001 and 2000 and through June 14, 2002, the Partnership did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Partnership's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

         16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 14, 2002.*

         * filed herewith
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Enstar Income Program IV-1, L.P.,
                                registrant

                                By: Enstar Communications Corporation,
                                    its General Partner

                                By: /s/ Paul E. Martin
                                    ------------------
                              Name: Paul E. Martin,
                             Title: Senior Vice President and Corporate
                                    Controller (Principal Financial Officer and
                                    Principal Accounting Officer)


Dated: June 14, 2002
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                                  EXHIBIT INDEX

Exhibit
Number        Description
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16.1          Letter from Arthur Andersen LLP to the Securities and Exchange
              Commission dated June 14, 2002.